EXHIBIT 99.1


                                                           MCE Logo Appears Here
                                                             Morgan Creek Energy


NEWS RELEASE


       AMENDMENT OF THE TERMS OF THE OPTION AGREEMENT BETWEEN MORGAN CREEK
                 ENERGY CORP. AND BONANZA RESOURCES CORPORATION

               NORTH FORK 3-D PROSPECT - BEAVER COUNTY - OKLAHOMA


Dallas, Texas / PR Newswire - December 1, 2009 - This news release is further to Morgan Creek's news release dated November 27, 2009.

Morgan Creek is very pleased to announce that it has entered into an amending agreement (the "AMENDING AGREEMENT") with Bonanza Resources Corporation amending the terms of the Option Agreement wherein Morgan Creek has an option to acquire an interest in the North Fork 3-D Prospect (the "PROSPECT"). The terms of the Option Agreement are now more favorable to Morgan Creek.

As stated in the November 27, 2009 news release, on June 3, 2009 Morgan Creek Energy Corp. ("MORGAN CREEK") (SYMBOL MCKE-OTCBB, M6C1-Frankfurt) announced that it had entered an option agreement (the "OPTION AGREEMENT") with Bonanza Resources Corporation ("BONANZA"), a TSX Venture listed company, as amended by agreements dated August 7, 2009, October 16, 2009 and October 28, 2009, to acquire a 60% interest (the "OPTION") in Bonanza's option (the "UNDERLYING OPTION") to acquire an 85% interest in the Prospect. Morgan had a one year option, exercisable up to October 28, 2010, to fund US$2,400,000.00 of drilling and completion costs in order to acquire the right to a 51% working interest (60% of 85%) in (a) that first well and (b) the balance of the Prospect.

Pursuant to the terms of an underlying agreement between Bonanza and each of Ryan Petroleum, LLC and Radiant Energy, LLC (together the "UNDERLYING OPTIONORS") dated February 25, 2008 (the "UNDERLYING OPTION AGREEMENT"), under which Bonanza originally acquired its option interest in the Prospect, the Prospect was stated to consist of 8,555 acres. Based on the acreage of the Prospect set out in the Underlying Option Agreement, the Option Agreement stated that the Prospect consisted of approximately 8,500 acres and the same was disclosed by Morgan Creek in its news releases of August 24, 2009, October 5, 2009 and November 18, 2009 and on the Morgan Creek website.

In the course of Morgan Creek's due diligence on the Prospect, Morgan Creek discovered that the size of the Prospect was not approximately 8,500 acres, but approximately 5,600 acres. Bonanza has advised Morgan Creek and represented in the Amending Agreement that: (a) certain leases were not renewed by the operator of the Prospect (the "OPERATOR") prior to the date of the Option Agreement; (b) Bonanza was unaware of the decision of the Operator not to renew those certain leases; and (c) Bonanza remained unaware of that fact until about November 26, 2009. Accordingly, Morgan Creek, by news release dated November 27, 2009, advised investors of the correct approximate number of acres and advised that its website would be amended accordingly.


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                                                             Morgan Creek Energy


Since the issuance of the November 27, 2009 news release, Morgan Creek and Bonanza continued to negotiate a further amendment to the Option Agreement.

The Amending Agreement has been signed by Morgan Creek and Bonanza, which contains terms more favorable to Morgan Creek.

The key terms of the Amending Agreement are as follows:

(a) the terms of the Option granted to Morgan Creek have been amended such that Morgan Creek will now have an option to acquire a 70% interest of Bonanza's 85% interest (a 59.50% working interest) in the Prospect, up to October 28, 2010;

(b) the Option will be exercisable by Morgan Creek incurring the full costs of drilling and completing one well on the Prospect (estimated by the Operator to be approximately US$1,200,000), following which, the Option will have been exercised and Morgan Creek will have earned its interest in both (a) that first well and (b) the balance of the Prospect;

(c) Where Morgan Creek incurs the full cost of drilling the first well which results in a "dry hole", then Morgan Creek will have the exclusive right and option to participate in any and all further drilling programs on the Prospect and to incur the full costs of drilling a second well to completion on the Prospect, in which case, Morgan Creek will have exercised its option to acquire a 70% interest of Bonanza's 85% interest (a 59.50% working interest) in both (a) that well and (b) the balance of the Prospect;

(d) Where for any reason Bonanza is unable to comply with the terms and conditions of the Underlying Option, it will give Morgan Creek immediate notice of such and Morgan will have the right, without doing anything further, including executing any further documents, to all of Bonanza's right, title and interest in the Underlying Option Agreement, which will be automatically assigned to Morgan Creek for no additional consideration.

                                    - more -


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


                                                           MCE Logo Appears Here
                                                             Morgan Creek Energy


ABOUT MORGAN CREEK ENERGY CORP.:

Morgan Creek Energy Corp. is a natural resource exploration company engaged in the acquisition and development of strategic oil and natural gas properties. For further information see: WWW.MORGANCREEKENERGY.COM

Symbol:  OTCBB - MCKE;  Frankfurt/Berlin  Symbol - M6C1, WKN No.: A0QYTM;  ISIN:
61732R 206

CONTACT NORTH AMERICA: INVESTOR RELATIONS
Tel.: 214-722-6490

CONTACT EUROPE: INVESTOR RELATIONS
Tel.: 49-69-7593-8467

SAFE HARBOR STATEMENT

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND
SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.


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